Exhibit 99.1

FOR IMMEDIATE RELEASE

September 23, 2025

Semnur Pharmaceuticals, Inc. (“Semnur”), a Majority-Owned Subsidiary of Scilex Holding Company (Nasdaq: SCLX, “Scilex”), and Denali Capital Acquisition Corp. Announced the Closing of Their Previously Announced Business Combination on September 22, 2025

•	Semnur’s shares of common stock and warrants are expected to trade on the OTC Markets on September 23, 2025 under the ticker symbols “SMNR” and “SMNRW”, respectively.

•	Scilex (together with its affiliates) owns approximately 87.5% of Semnur common stock post Business Combination

PALO ALTO, CALIFORNIA – September 23, 2025 (GLOBE NEWSWIRE) – Semnur Pharmaceuticals, Inc. (“Semnur” or the “Company”) (OTC: SMNR, SMNRW) , a clinical late-stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies and Denali Capital Acquisition Corp (“Denali”), a special purpose acquisition company, announced the closing of their previously announced business combination (the “Business Combination”) on September 22, 2025.

The combined company will operate as “Semnur Pharmaceuticals, Inc.” and its shares of common stock and warrants are expected to trade on the OTC Markets on September 23, 2025 under the ticker symbols “SMNR” and “SMNRW”, respectively.

“Semnur is entering an exciting phase as the resources of the public capital markets will be available to enhance our business growth and enable us to continue to fulfill our mission to address patient non-opioid pain management needs”, said Henry Ji, Ph.D., Executive Chairperson of Semnur. “Our unique model continues to demonstrate the multiple ways in which we can unlock value for our stockholders. We appreciate our partnership with the team at Denali as we prepare for this next chapter.”

“Our Semnur team and I are proud to continue our leadership in the creation of prescription non-opioid therapeutics addressing moderate to severe chronic radicular pain/sciatica,” said Jaisim Shah, Chief Executive Officer and President of Semnur. “As a public company, we aim to accelerate our mission to increase access to prescription non-opioid therapeutics by advancing our second Phase 3 clinical development in SP-102, and expanding public and private payer adoption. We are grateful to all of our investors for supporting us through our successful transition.”

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JW Capital Securities Limited is the financial advisor to the business combination between Denali Capital Acquisition Corp. and Semnur Pharmaceuticals Inc.

Paul Hastings LLP served as legal counsel to Semnur.

Winston & Strawn LLP served as legal counsel to Denali.

For more information on Semnur Pharmaceuticals, Inc., refer to www.semnurpharma.com

About Semnur Pharmaceuticals, Inc.

Semnur is a clinical late-stage specialty pharmaceutical company focused on the development and commercialization of novel non-opioid pain therapies. Semnur’s product candidate, SP-102 (SEMDEXA™), is the first non-opioid novel gel formulation administered epidurally in development for patients with moderate to severe chronic radicular pain/sciatica.

Semnur Pharmaceuticals, Inc. is headquartered in Palo Alto, California.

About Scilex Holding Company

Scilex is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and is dedicated to advancing and improving patient outcomes. Scilex’s commercial products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the “FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA™” or “SP-102”), which is owned by Semnur and is a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia.

Scilex is headquartered in Palo Alto, California.

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Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between Semnur and Denali, the estimated or anticipated future results and benefits of the combined company following the Business Combination, future opportunities for the combined company, the combined company’s future business strategies, Semnur’s long-term objectives and commercialization plans, Semnur’s current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity, statements regarding SP-102, if approved by the FDA, Semnur’s potential to attract new capital and avoid the effects of negative debt leverage and other statements that are not historical facts. These statements are based on management’s current expectations of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Scilex and Semnur. These statements are subject to a number of risks and uncertainties regarding Scilex’s and Semnur’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the ability of the combined company to achieve the benefits of the Business Combination, including future financial and operating results of the combined company; risks related to the outcome of any legal proceedings that may be instituted against the parties regarding the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the consummation of the Business Combination; the ability of the combined company to develop and successfully market SP-102 or other products; the ability of the combined company to grow and manage growth profitably and retain its key employees; the risk that the potential product candidates that Semnur develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Semnur’s product candidates; the risk that Semnur’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Semnur has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; risks that the prior results of the clinical trials of SP-102 may not be replicated; regulatory and intellectual property risks; the risk of failure to realize the anticipated benefits of the Business Combination and other risks and uncertainties indicated from time to

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time and other risks set forth in Scilex’s and Semnur’s (f/k/a Denali) filings with the SEC, including in Denali’s final prospectus relating to the Business Combination dated August 12, 2025. There may be additional risks that Semnur and Scilex presently do not know or that Semnur or the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Semnur’s and the Company’s expectations, plans or forecasts of future events and views as of the date of the communication. Semnur and Scilex anticipate that subsequent events and developments will cause such assessments to change. However, while Semnur and Scilex may elect to update these forward-looking statements at some point in the future, each of Semnur and Scilex specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Semnur’s or Scilex’s assessments as of any date subsequent to the date of this communication. Accordingly, investors are cautioned not to place undue reliance on these forward-looking statements.

Contacts:

Investors and Media

Semnur Pharmaceuticals, Inc.

960 San Antonio Road

Palo Alto, CA 94303

Office: (650) 422-7515

Email: investorrelations@semnurpharma.com

Website: www.semnurpharma.com

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SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a majority-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

All other trademarks are the property of their respective owners.

© 2025 Semnur Pharmaceuticals, Inc. All Rights Reserved.

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